Security Mid Cap Growth Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 18, 2013

to the Summary Prospectuses Dated April 30, 2013, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for the Guggenheim StylePlus - Mid Growth Institutional Funds (the “Institutional Summary Prospectus”) and the currently effective Summary Prospectus for the A-, B- and C-Classes of the Guggenheim StylePlus - Mid Growth Fund (the “Multi-Class Summary Prospectus”) and should be read in conjunction with the Summary Prospectuses.

The Board of Directors (the “Board”) of Security Mid Cap Growth Fund recently approved certain changes to the Funds’ investment program. In particular, the Board approved on behalf of the Funds the adoption of a new 80% non-fundamental investment policy, pursuant to Rule 35d-1 under the Investment Company Act of 1940.

The changes to the Funds’ investment strategies will become effective on or about January 28, 2014. Therefore, on or about January 28, 2014, the Summary Prospectuses will be revised substantially as follows:

The first paragraph of the section titled “Principal Investment Strategies” beginning on page 2 of the Institutional Summary Prospectus and page 2 of the Multi-Class Summary Prospectus will be deleted in its entirety and replaced with the following:

The Fund seeks to exceed the total return of the Russell Midcap Growth Index (the “Index”). The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on mid-capitalization indices, including mid-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed income securities and cash investments to collateralize derivatives positions and to increase investment return. As of March 31, 2013, the Index consisted of securities of companies with market capitalizations that ranged from $321.4 million to $44.0 billion.

Please Retain This Supplement for Future Reference

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